UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

BROADWIND, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 South Central Avenue
Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

(708) 780-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

On April 30, 2026, (the “Closing Date”) Broadwind Heavy Fabrications, Inc. (the “Seller”), a wholly owned subsidiary of Broadwind, Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Freeman Enclosure Systems, LLC, (the “Buyer”), a wholly-owned subsidiary of IES Holdings, Inc., pursuant to which the Seller sold the real property and certain assets contained therein which comprise the Seller’s production facility located in Abilene, Texas (the “Facility”), including equipment, machinery, other personal property, specified service contracts, and permits (collectively, the “Purchased Assets”), to the Buyer for an aggregate purchase price of up to $19,500,000.00 in cash, subject to certain purchase price adjustments, (the “Transaction”).  On the Closing Date, the Seller also entered into a short-term lease agreement with the Buyer, pursuant to which the Seller will lease the Facility and the Purchased Assets back from the Buyer for a nominal below-market rent for a term that is expected to end on or prior to September 5, 2026 (the “Lease”).  Under the Lease, Heavy Fabrications also granted the Buyer an option to purchase certain other manufacturing equipment for an additional purchase price of $500,000 by the end of the Lease term.

A portion of the purchase price, $1,000,000.00 (the “Escrow Payment”), was delivered into escrow by the Buyer upon closing of the Transaction. The Escrow Payment will be held in escrow pursuant to the terms of an Escrow Holdback Agreement by and among the Seller, the Buyer and Centennial Title, LLC, as the escrow agent, and will be released to the Seller when the Seller vacates the Facility at the end of the Lease term, subject to certain adjustments and allocations as set forth in the Lease

The Purchase Agreement contains customary representations, warranties and covenants of the Seller and the Buyer. The Seller’s representations and warranties survive until the later of the 90 day anniversary of the Closing Date or the date on which the Seller turns over possession of the Facility under the Lease. The Purchase Agreement also contains customary covenants and agreements by and among the parties, as well as customary mutual indemnification obligations.

The foregoing description of the terms of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is included as Exhibit 2.1 to this current report on Form 8-K (this “Current Report”), the terms of which are incorporated by reference herein.

Item 2.01         Completion of Acquisition or Disposition of Assets.

On April 30, 2026, the Seller completed the Transaction. The assets sold in the Transaction consisted of real property plus certain equipment, machinery, other personal property, specified service contracts, and permits used in the Seller’s production facility located in Abilene, Texas.

The foregoing description of the terms of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is included as Exhibit 2.1 to this current report on Form 8-K (this “Current Report”).

The Transaction was the result of the Company’s decision in 2026 to make a strategic shift away from wind markets.  The Company sold its Manitowoc, Wisconsin production facility on September 8, 2025, as further described in Item 2.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 10, 2025 (“Manitowoc Transaction” and, together with the Transaction, the “Strategic Transactions”). The Manitowoc Transaction resulted in the consolidation of the Company’s wind business in the Facility.  In 2026, the Company further evaluated its strategy and determined that it would sell the Facility, resulting in the Company’s exit from the wind market.

The Company intends to file an amendment to this Current Report to add unaudited pro forma financial information reflecting the impact of the Strategic Transactions on May 6, 2026.

Item 2.02.         Results of Operations and Financial Condition.

On May 5, 2026 the Company issued a press release announcing, among other things, that it is withdrawing its previously announced financial guidance for 2026 in connection with the closing of the Transaction. The Company anticipates giving further updates in its first quarter earnings release and earnings call, scheduled for Tuesday, May 12, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and the paragraph thereof entitled “Financial Guidance”, is incorporated herein by reference.

This information, as well as the paragraph of Exhibit 99.1 titled “Financial Guidance”, is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
2.1*	Purchase and Sale Agreement, dated as of April 30, 2026, by and between Broadwind Heavy Fabrications, Inc. and Freeman Enclosure Systems, LLC.

99.1	Press Release dated May 5, 2026.

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and Item 1.01, Instruction 4 of Form 8-K. The Company agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request. Certain portions of this exhibit are redacted pursuant to Regulation S-K Item 601(b)(10)(iv) because they are not material and are the type that the Company treats as private or confidential. The Company hereby agrees to furnish a copy of any redacted portion to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

By: /s/ Eric B. Blashford
Eric B. Blashford
President and Chief Executive Officer
(Principal Executive Officer)
Date: May 5, 2026